UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 6, 2021

Date of Report (Date of earliest event reported)

Chimerix, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35867	33-0903395
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2505 Meridian Parkway, Suite 100 Durham, NC	27713
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 806-1074

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CMRX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On January 13, 2021, Chimerix, Inc. (the “Company”) filed a Current Report on Form 8-K (the “January 13th 8-K”) with the Securities and Exchange Commission (the “Commission”), disclosing its acquisition of Oncoceutics, Inc. (“Oncoceutics”) in January 2021 (the “Merger”). In connection with the Merger, the Company filed the Amendment No. 1 to Current Report on Form 8-K/A on January 19, 2021 (the “Amendment”), which amended the January 13th 8-K to, among other things, include the financial information required under Item 9.01 of Form 8-K.

The Company is filing this Current Report on Form 8-K to provide updated financial information as of and for the year ended December 31, 2020.

Item 9.01	Financial Statements and Exhibits.

(a)        Financial Statements of Businesses Acquired.

The audited financial statements of Oncoceutics as of and for the year ended December 31, 2020, together with the notes thereto and the auditor’s report thereon, are attached hereto as Exhibit 99.1 and are incorporated herein by reference. The consent of CohnReznick LLP, the independent auditor of Oncoceutics, is attached hereto as Exhibit 23.1 to this Current Report on Form 8-K.

(b)        Pro Forma Financial Information

The unaudited pro forma consolidated combined statement of operations for the Company and Oncoceutics for the year ended December 31, 2020 that gives effect to the acquisition of Oncoceutics is attached hereto as Exhibit 99.2 and is incorporated herein by reference. The unaudited pro forma consolidated combined balance sheet for the Company and Oncoceutics as of December 31, 2020 is not presented as the Merger is already reflected in the consolidated balance sheet for the Company as of March 31, 2021. The unaudited pro forma consolidated combined statement of operations for the Company and Oncoceutics for the three months ended March 31, 2021 is not presented as there is no material difference between the pro forma amounts and the actual results.

(d)       Exhibits

Exhibit No.	Description
23.1	Consent of CohnReznick LLP, independent auditor.
99.1	Audited financial statements of Oncoceutics as of and for the year ended December 31, 2020, together with the notes thereto and the auditor’s report thereon.
99.2	Unaudited pro forma consolidated combined statement of operations for the Company and Oncoceutics for the year ended December 31, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chimerix, Inc.

Dated: May 6, 2021
	By:	/s/ Michael T. Andriole
Michael T. Andriole
Chief Business and Financial Officer